Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us in this Registration Statement on Form N-1A Post-Effective Amendment No. 24 under the heading “Counsel and Independent Registered Public Accounting Firm”.

PricewaterhouseCoopers LLP

New York, New York

July 15, 2011